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                                  EXHIBIT 10.12

  Schedule of Directors and Employees Who Executed Form of Employment Agreement
                           Evidenced in Exhibit 10.11

                                 Michael Steele

                                  Cecilia Lanz

                                 Robert Sweetman









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